Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes
Income Taxes

14.Income Taxes

The components of loss from continuing operations before income taxes are as follows:

	Year Ended December 31,
(in thousands)	2024	2023
Domestic	$(215,394)	$(222,142)
Foreign	—	—
Total	$(215,394)	$(222,142)

For the periods presented, the income tax provision (benefit) is as follows:

	Year Ended December 31,
(in thousands)	2024	2023
Current:
Federal	$—	$—
State	—	—
Foreign	—	—
Subtotal	$—	$—

Deferred:
Federal	$—	$(380)
State	—	—
Foreign	—	—
Subtotal	$—	$(380)

Income tax provision (benefit)	$—	$(380)

For the periods presented above, the income tax provision (benefit) reflects the Company’s history of losses and valuation of allowances against the deferred tax assets.

A reconciliation of the statutory United States federal rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2024	2023
Percent of pre-tax income:
United States federal statutory income tax rate	21.0%	21.0%
State taxes, net of federal benefit	(0.4)	(1.3)
Permanent items	0.2	—
Research and development credit	3.2	0.9
Stock-based compensation costs	(4.2)	(3.7)
Other	(0.7)	0.8
Change in valuation allowance	(19.1)	(17.5)
Effective income tax rate	—%	0.2%

The components of the Company’s net deferred tax assets (liabilities) as of December 31, 2024 and 2023 consist of the following:

	December 31,
(in thousands)	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$158,090	$170,402
Research and development credits	72,031	65,225
Depreciation and amortization	28,861	37,211
Stock-based compensation	26,814	30,370
Sales related accruals	39,966	38,474
Other accruals	42,537	42,480
Capitalized research and development	50,850	46,062
Total gross deferred tax assets	419,149	430,224
Valuation allowance	(412,833)	(423,385)
Total net deferred tax assets	6,316	6,839
Deferred tax liabilities:
Right-of-use asset	(1,004)	(1,538)
In-process research and development	(6,414)	(6,403)
Total deferred tax liabilities	(7,418)	(7,941)
Net deferred tax liabilities	$(1,102)	$(1,102)

The tax benefit of net operating losses, temporary differences and credit carry forwards is recorded as an asset to the extent that management assesses that realization is “more likely than not.” The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences representing net future deductible amounts become deductible. As of December 31, 2024 and 2023, the Company recorded net a deferred tax liability of $1.1 million. The net deferred tax liability relates to in-process research and development that cannot be offset against the deferred tax assets. For remaining deferred tax assets, the Company has determined that it is more likely than not that its federal and state net deferred tax assets will not be realized due to the Company's history of losses and lack of other positive evidence. As a result, the Company has recorded a valuation allowance against the remaining federal and certain state net deferred tax assets as of December 31, 2024 and 2023.

The valuation allowance decreased by $10.6 million during the year ended December 31, 2024 and increased by $85.6 million during the year ended December 31, 2023.

As of December 31, 2024, the Company had net operating loss carryforwards for federal income of $718.7 million, which will start to expire in the year 2036, and various states net operating loss carryforwards of $124.8 million, which have various expiration dates beginning in 2031.

As of December 31, 2024, the Company had federal research and development credit carryforwards for federal income tax purposes of $66.7 million, which will start to expire in the year 2031, and state research and development credit carryforwards of $29.5 million, which have no expiration date.

Utilization of the net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of certain net operating loss and tax credit carryforwards before their utilization. Under the current tax law, the carry forward period of net operating losses generated from 2018 forward is indefinite. However, the carryforward period for net operating losses generated prior to 2018 remains the same. Therefore, the annual limitation may result in the expiration of certain net operating losses and tax credit carryforwards before their utilization. The Company files income tax returns in the United States federal jurisdiction, various United States state jurisdictions, and a foreign jurisdiction with varying statutes of limitations. The tax years from inception in 2011 forward remain open to examination due to the carryover of unused net operating losses and tax credits.

A reconciliation of the Company’s unrecognized tax benefits during 2024 and 2023 is as follows:

	Year Ended December 31,
(in thousands)	2024	2023
Balance at beginning of year	$17,417	$16,838
Additions based on tax positions related to current year	1,565	865
Additions (reductions) for tax positions of prior years	265	(286)
Balance at end of year	$19,247	$17,417

As of December 31, 2024 and 2023, the Company had $19.2 million and $17.4 million, respectively, of unrecognized benefits, none of which would currently affect the Company’s effective tax rate if recognized due to the Company’s deferred tax assets being offset by a valuation allowance. During 2024 and 2023, the Company did not recognize accrued interest and penalties related to unrecognized tax benefits. The Company does not anticipate a material adjustment of unrecognized tax benefits during the next twelve months from the balance sheet date as reductions for tax positions of prior years.